EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of pdvWireless, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Pescatore, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2016	By:	/s/ John Pescatore
John Pescatore President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to pdvWireless, Inc. and will be retained by pdvWireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.